UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: July 24, 2013

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 19, 2013, Registrant’s indirect, wholly owned subsidiary, Tiffany & Co. (Shanghai) Commercial Company Limited (“Tiffany-Shanghai”), entered into a three-year revolving credit agreement (the “Credit Agreement”) with Bank of America, N.A., Shanghai Branch and Mizuho Corporate Bank (China), Ltd. as Jointed Coordinators, Mandated Lead Arrangers and Bookrunners, Mizuho Corporate Bank (China), Ltd. as Facility Agent and certain other banks and financial institutions as original lenders. The Credit Agreement has an aggregate borrowing limit in Chinese Renminbi that is equal to the U.S. dollar-equivalent of $150 million on July 19, 2013.

The Credit Agreement will be available for Tiffany-Shanghai’s general working capital requirements, including repayment of a portion of the indebtedness under Tiffany-Shanghai’s existing bank loan facilities. The Credit Agreement contains affirmative and negative covenants usual and customary for facilities of this size and purpose. The Credit Agreement matures in 2016. Participating lenders include Bank of America, N.A., Shanghai Branch; Mizuho Corporate Bank (China), Ltd.; Australia and New Zealand Bank (China) Company Limited, Shanghai Branch; Bank of Tokyo-Mitsubishi UFJ (China), LTD., Shanghai Branch; JPMorgan Chase Bank (China) Company Limited, Shanghai Branch; and Sumitomo Mitsui Banking Corporation (China) Limited.

The indebtedness incurred under the Credit Agreement will be guaranteed by Registrant.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.34	Credit Agreement dated as of July 19, 2013 by and among Tiffany & Co. (Shanghai) Commercial Company Limited, Bank of America, N.A., Shanghai Branch and Mizuho Corporate Bank (China), Ltd. as Jointed Coordinators, Mandated Lead Arrangers and Bookrunners, Mizuho Corporate Bank (China), Ltd. as Facility Agent and certain other banks and financial institutions party thereto as original lenders.

10.35	Guaranty Agreement dated as of July 19, 2013, with respect to the Credit Agreement (see Exhibit 10.34 above) by and between Registrant and Mizuho Corporate Bank (China), Ltd. as Facility Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date: July 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.34	Credit Agreement dated as of July 19, 2013 by and among Tiffany & Co. (Shanghai) Commercial Company Limited, Bank of America, N.A., Shanghai Branch and Mizuho Corporate Bank (China), Ltd. as Jointed Coordinators, Mandated Lead Arrangers and Bookrunners, Mizuho Corporate Bank (China), Ltd. as Facility Agent and certain other banks and financial institutions party thereto as original lenders.

10.35	Guaranty Agreement dated as of July 19, 2013, with respect to the Credit Agreement (see Exhibit 10.34 above) by and between Registrant and Mizuho Corporate Bank (China), Ltd. as Facility Agent.